MetLife Investment Funds, Inc.

Supplement to Statement of Additional Information

dated April 30, 2007

Date of Supplement: August 24, 2007

This supplement updates certain information contained in the current Statement of Additional Information (“SAI”) for the MetLife Investment Funds, Inc. (the “Funds”), dated April 30, 2007. Please keep this supplement with your SAI for future reference.

As explained in the Funds’ prospectus, it is expected that the Funds will be liquidated during the fourth quarter of 2007. In connection with preparations for the liquidation of the Funds, the Funds may utilize futures and options for investment purposes. For example, the Funds may, but are not obligated to, utilize futures and options to provide market exposures while the Funds liquidate securities positions in preparation for liquidation. The Funds may utilize futures and options for these investment purposes not withstanding any limitations in the SAI previously applicable to futures and options contracts. For example, the use of futures contracts may exceed 30% of a Fund’s total assets. Instead, each Fund may invest up to 100% of its total assets in futures contracts and options. In addition, the Funds may utilize futures contracts for investment purposes, and the Funds are not limited to using futures contracts for hedging purposes. As with any investment technique, there is no guarantee that the use of futures and options will achieve their intended objective, and it is possible that the Funds may incur losses in connection with their use.